Entergy
First Quarter 2004
Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Leo Denault
Executive Vice President and Chief Financial Officer

Entergy

April 26, 2004

Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:
From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's System Agreement and utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factors at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, the ability to extend or replace the existing purchased power agreements for those facilities, including the Non-Utility Nuclear plants, and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading physical and financial natural gas and power, as well as other energy-related commodities, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in ownership of joint ventures, volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of a regional transmission organization that includes Entergy's utility service territory, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, resolution of pending or future applications for license extensions of nuclear generating facilities, changes in law resulting from proposed energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce current tax payments, the effects of litigation and governmental investigations, changes in accounting standards, corporate governance, and securities law requirements, and Entergy's ability to attract and retain talented management and directors.

Entergy uses these non-GAAP measures internally in budgeting and performance monitoring activities to gauge business performance and the ongoing strength of each business segment. Entergy further believes these measures provide useful information to investors in evaluating Entergy's ongoing business results and assists investors in comparing the company's operating performance to the operating performance of others in the energy sector. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure in Entergy's investor release which is posted on our website at www.entergy.com/earnings.

New and Improved Earnings Release Format

What's Improved?

Format Change	Improvement
Release Size	Main body reduced to 10 pages
Appendices	Some release tables moved to appendices section
Note: No tables have been eliminated, just better organized	

What's New?

New Information	Purpose
Earnings Sensitivities Table	Displays EPS sensitivity to key drivers
Regulatory Calendar	Tracks regulatory events
Estimated financial impacts added to regulatory filings table	Displays potential EPS impact of pending regulatory cases

What Hasn't Changed?

Entergy's commitment to continually improving our disclosure, in ways that respond to your needs

As-Reported and Operational Earnings

Earnings Per Share
1Q03 vs. 1Q04



1.73
1.12
0.88
0.88
1Q03
1Q04

Special Items	
Utility – SFAS 143	($0.09)
Nuclear – SFAS 143	$0.70
Total	$0.61

Special Items

None

As-Reported   Operational

Operating Cash Flow

Operating Cash Flow
1Q03 vs. 1Q04; $M



87%
399
51
1Q03
1Q04

Utility, Parent & Other
1Q03 vs. 1Q04; $M



280
56
1Q03
1Q04

Increased over $200m primarily due to deferred fuel recovery

Entergy Nuclear
1Q03 vs. 1Q04; $M



129
51
1Q03
1Q04

Increased over 100% due to higher revenue and lower expenses

Energy Commodity Services
1Q03 vs. 1Q04; $M



1Q03
1Q04
(56)
(10)

Reduced cash usage due to lower tax and other payments

Utility, Parent & Other Quarterly Operational Performance Measures

Operational Earnings Per Share
1Q03 vs. 1Q04



FLAT
0.55
0.55
1Q03
1Q04

1st Quarter Highlights - Utility

Retail Sales
TWh



23.6
23.7
1Q03
1Q04

Retail sales were slightly higher with industrial sales growing 2%

Weather Impact
$/Share



0.02
1Q03
1Q04
(0.02)

Weather impact was negative vs. positive last year

O&M Expense
$/MWh



18.75
18.84
1Q03
1Q04

O&M expense was essentially flat

Entergy Nuclear Quarterly Operational Performance Measures

Operational Earnings Per Share
1Q03 vs. 1Q04



81%
0.16
0.29
1Q03
1Q04

1st Quarter Highlights - Nuclear

Total Generation
GWh



8,093
8,687
1Q03
1Q04

Output increased 7% due to uprates and less unplanned outages

Realized Price
$/MWh



38.28
39.70
1Q03
1Q04

Realized price increased 4% due to higher contract pricing primarily at Fitzpatrick & Pilgrim

Production Cost
$/MWh



23.54
18.57
1Q03
1Q04

Production cost decreased due to increased generation and lower O&M expense

Progress in Nuclear Hedging Program

Energy Contracts Added in 04

Counter-party	Plant	MW	Terms	Price
NYPA	IP2/3	500	4 yrs	Not disclosed
Con Edison*	IP2/3	1,000 – yr 1 650 – yr 2 350 – yr 3	3 yrs	Not disclosed
All others	JAF	155	Varies	Not disclosed

** Additionally, completed capacity contract for 350-1,000 MW for term of 2 ½ years*

Entergy Nuclear Output
% sold, 04-08E



as of 12/31/03
as of 4/26/04
100
94
73
49
29

	04E	05E	06E	07E	08E
Avg. Price	$39	$39	$38	$38	$40
▲Since 12/31/03	$1	$2	$2	$2	$0

Energy Commodity Services Quarterly Operational Performance Measures

1st Quarter Highlights - Pipeline

Operational Earnings Per Share
1Q03 vs. 1Q04



Dispro sharing $0.17
0.41
90%
0.04
1Q03
1Q04

Throughput
Bcf/day



2.20
2.22
1Q03
1Q04

Throughput increased slightly due to increased gas supply in service region

Production Cost
$/mmbtu



$0.113
$0.144
1Q03
1Q04

Production cost increased due to non-recurring expenses

Energy Commodity Services Quarterly Operational Performance Measures

1st Quarter Highlights – Entergy-Koch Trading

Trading Volatility
Gas and Power; %


91
86
50
37
1Q03
1Q04
Gas
Power

Gain/Loss Days
ratio


1.3
2.3
EKT
Europe

Average DE@R
$M


49%
19.5
9.9
1Q03
1Q04

EBITDA / Average DE@R
times


15%
6.5
5.5
1Q03
1Q04

2004 Earnings Guidance Unchanged

Operational Earnings Per Share
03 vs. 04



$4.25
$0.78
$0.85
$2.62
$3.87*
$0.40*
$0.85
$2.62
$4.10 - $4.30
$0.25 - $0.30
$1.10 - $1.15
$2.75 - $2.85
ECS
Nuclear
Utility, Parent & Other
03 Actual
03 Adjusted
04 Guidance

Key Guidance Assumptions

Utility, Parent and Other

- Increased revenues due to rate actions and sales growth
- Decreased interest and O&M expense
- Increased depreciation expense

Nuclear

- Increased revenue from higher contract pricing and uprates
- Decreased O&M expense from productivity improvements

Energy Commodity Services

- No disproportionate sharing
- Improved pipeline earnings
- Conservative trading results and higher EAM losses

* Excluding disproportionate sharing from EK of $0.38/share

Near-Term Earnings Growth Aspiration Is 8-10%



Earnings Growth Components
EPS Growth; %
Baseline
6% Intrinsic
• Grow retail sales
• Obtain rate increases
• Achieve productivity improvements
• Offset inflation/benefits increases
• Maintain high capacity factors
• Sell output at attractive prices
• Complete outages timely
• Obtain new services contracts
• Trade profitably
2-4% Growth Capital
• Make generation, transmission and distribution system upgrades
• Purchase generation under the supply plan
• Complete nuclear uprates
8-10% Near-Term Aspiration
0-4% Retail Open Access
• ½ year vs. full year contribution
• $4 gas vs. $5 gas
2-6% Asset Acquisition
• ½ year vs. full year contribution
• Pipeline, nuclear or utility assets
• $1 billion
• 5 – 10% ROIC
Upside Opportunities for 05 and Beyond
04 EPS Guidance Range
$4.10-$4.30
05 EPS Baseline

Free Cash Flow Contributes to Strong Liquidity

Projected Cash Available for Capital Redeployment
04 - 06; $B



6.0
(2.6)
(1.4)
2.0
2.6
(1.2)
3.4
Operating Cash Flow
Maintenance Capital Expenditures
Preferred & Common Dividends
Free Cash Flow
Additional Debt Capacity
Growth Capital Commitments
Net Cash Available

Return and Credit Metrics Demonstrate Financial Flexibility

ROIC – Operational
12 Months Ended; %


7%
7.9
7.3
1Q03
1Q04

ROE – Operational
12 Months Ended; %


9%
12.0
10.9
1Q03
1Q04

Cash Flow Interest Coverage
12 Months Ended; %


31%
4.4
5.8
1Q03
1Q04

Net Debt to Net Capital
12 Months Ended; %


8%
48.3
44.5
1Q03
1Q04

Q&A Session

Entergy